Evermore Funds Trust
Supplement dated
August 4, 2022
to the
Evermore Global Value Fund (the “Fund”)
Prospectus and Summary Prospectus
dated April 30, 2022

Effective August 4, 2022 Thomas O has been promoted to Co-Portfolio Manager and effective August 11, 2022 Matthew Epstein no longer will serve as Assistant Portfolio Manager to the Fund. As a result, information for Mr. Epstein in the section entitled “Evermore Global Value Fund—Investment Adviser” is deleted and the section entitled “Investment Adviser—Portfolio Management” is replaced with the following:
David E. Marcus
David E. Marcus is Co-Founder, Chief Executive Officer, and Chief Investment Officer of Evermore Global Advisors, LLC, and Lead Portfolio Manager of the Fund. Mr. Marcus co-founded the firm in 2009. In September 2022, Mr. Marcus will also be assuming the role of CEO of a newly established office for the family of the late Michael F. Price for whom he worked for many years (see below), As CEO of this new family office, Mr. Marcus will be advising Mr. Price’s family. Mr. Marcus’ primary focus will, however, continue to be on Evermore Global Advisors, LLC and its clients.
Beginning his career in 1988 at Mutual Series Fund, where he was mentored by renowned value investor Michael Price, Mr. Marcus rose to manage the Mutual European Fund and co-manage the Mutual Shares and Mutual Discovery Funds, representing over $14 billion in assets. He also served as Director of European Investments for Franklin Mutual Advisers, LLC.
After leaving Franklin Mutual in early 2000, Mr. Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Swedish financier Jan Stenbeck. After Mr. Stenbeck passed away in late 2002, Mr. Marcus closed Marcstone, co-founded a family office for the Stenbeck family, and advised on the restructuring of a number of the public and private companies the family controlled.
In June 2004, Mr. Marcus founded and served as Managing Partner of MarCap Investors, L.P. At MarCap, Mr. Marcus managed a European small-cap special situations fund from 2004 to 2009, in which he generally took large positions in small- and mid-cap companies, and, in a number of situations, took board seats to help set strategy and guide restructuring efforts.
Mr. Marcus graduated from Northeastern University in 1988 with a B.S. in Business Administration and a concentration in Finance.
Thomas O
Mr. O joined Evermore Global Advisors, LLC in January 2012 as a Research Analyst and has been an Assistant Portfolio Manager for the Fund since April 30, 2018 and Co-Portfolio Manager for the Fund since August 4, 2022.
Mr. O began his investment career in 2004 as an Investment Banking Analyst in Citigroup Global Markets’ Global Industrial Group. At Citigroup, Mr. O analyzed and worked on a broad range of transactions.
After leaving Citigroup in 2005, Mr. O joined HSBC Capital (USA) Inc., a $1.5 billion private equity firm, as a Private Equity Associate. In 2008, Mr. O joined Amphor Capital Management LLC, an investment firm focused on alternative investments, as a Research Analyst. At Amphor, Mr. O focused on deep value, event-driven public equity investments. After leaving Amphor in 2010, Mr. O became a Research Analyst on a four-person team at Presidia Capital LLC, a $400 million value- oriented hedge fund. At Presidia, Mr. O focused on Asian investment opportunities in the real estate, retail/consumer, gaming and hospital sectors.
Mr. O graduated from the New York University Stern School of Business in 2004 with a B.S. in Finance and Accounting.
More information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares is included in the SAI.
Please retain this Supplement with your Prospectus and Summary Prospectus

Evermore Funds Trust
Supplement dated
August 4, 2022
to the
Evermore Global Value Fund (the “Fund”)
Statement of Additional Information
dated April 30, 2022
Effective August 11, 2022, Matthew Epstein no longer will serve as Assistant Portfolio Manager to the Fund. As a result, information for Mr. Epstein in the section entitled “Investment Advisory and Other Services—Portfolio Managers” is deleted.
Please retain this Supplement with your Statement of Additional Information